Exhibit 4.3

Execution Version

SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of February 10, 2022, by and among Crescent Energy Finance LLC (f/k/a Independence Energy Finance LLC), a Delaware limited liability company (the “Issuer”), the Guarantors party hereto (the “Guarantors”) and U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association a national banking association, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, each of the Issuer and the Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the Trustee an indenture, dated as of May 6, 2021 (the “Original Indenture”), as supplemented by the first supplemental indenture dated as of January 14, 2022 (the “First Supplemental Indenture”, and the Original Indenture, supplemented by the First Supplemental Indenture, the “Indenture”), providing for the issuance of 7.250% Senior Notes due 2026 (the “Initial Notes”);

WHEREAS, Section 2.01(d) of the Indenture provides that Additional Notes ranking pari passu with the Initial Notes may be created and issued from time to time by the Issuer (subject to the Issuer’s compliance with Section 4.09 of the Indenture) without notice to or consent of the Holders and shall be consolidated with and form a single class with the Initial Notes and shall have the same terms as to status, redemption or otherwise as the Initial Notes; and

WHEREAS, the Issuer and the Guarantors desire to execute and deliver this Supplemental Indenture for the purpose of issuing $200,000,000 in aggregate principal amount of additional notes, having terms substantially identical in all material respects to the Initial Notes (the “Additional Notes” and, together with the Initial Notes, the “Notes”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

(1)    Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(2)    Additional Notes. As of the date hereof, the Issuer will issue, and the Trustee is directed to authenticate and deliver, the Additional Notes under the Indenture having the same terms as the Initial Notes, except that interest on the Additional Notes will accrue from November 1, 2022. The Initial Notes and the Additional Notes shall be treated as a single class for all purposes under the Indenture. Copies of the Global Notes representing the Additional Notes are attached hereto as Exhibit A.

(3)    Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(4)    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. This Supplemental Indenture may be executed in multiple counterparts, which, when taken together, shall constitute one instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or electronic (by ‘.pdf’ or other format) transmissions shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronically (by ‘.pdf’ or other format) shall be deemed to be their original signatures for all purposes.

(5)    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(6)    The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the Guarantors.

(7)    Continued Effect. Except as expressly supplemented and amended by this Supplemental Indenture, the Indenture shall continue in full force and effect in accordance with the provisions thereof, and the Indenture (as supplemented and amended by this Supplemental Indenture) is in all respects hereby ratified and confirmed. This Supplemental Indenture and all the terms and conditions of this Supplemental Indenture, with respect to the Notes, shall be and be deemed to be part of the terms and conditions of the Indenture for any and all purposes.

The remainder of this page is intentionally left blank.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

CRESCENT ENERGY FINANCE LLC, as Company

By: Crescent Energy OpCo LLC, its sole member

By: Crescent Energy Company, its managing member

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

INDEPENDENCE ENERGY HOLDING LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: President

INDEPENDENCE MINERALS HOLDINGS LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature page to Second Supplemental Indenture]

MINERAL ACQUISITION COMPANY I, L.P., as Guarantor

By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

INDEPENDENCE UPSTREAM HOLDINGS GP LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

INDEPENDENCE UPSTREAM HOLDINGS L.P., as Guarantor

By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

INDEPENDENCE UPSTREAM GP LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Vice President

[Signature page to Second Supplemental Indenture]

INDEPENDENCE UPSTREAM L.P., as Guarantor

By: Independence Upstream GP LLC, its general partner

By:	/s/ Todd Falk
Name: Todd Falk
Title: Authorized Person

COLT ADMIRAL A HOLDING GP LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

COLT ADMIRAL A HOLDING L.P., as Guarantor

By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

TITAN ENERGY HOLDINGS L.P., as Guarantor

By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature page to Second Supplemental Indenture]

INDEPENDENCE MINERALS GP LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

INDEPENDENCE MINERALS L.P., as Guarantor

By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

DMA ROYALTY INVESTMENTS L.P., as Guarantor

By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

FALCON HOLDING L.P., as Guarantor

By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

[Signature page to Second Supplemental Indenture]

EIGF MINERALS GP LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

EIGF MINERALS L.P., as Guarantor

By: EIGF Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

IE BUFFALO HOLDINGS LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: President

IE BUFFALO MINERALS LLC, as Guarantor

By: IE Buffalo Holdings, LLC, its managing member

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: President

KNR RESOURCE INVESTORS GP LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

[Signature page to Second Supplemental Indenture]

KNR RESOURCE INVESTORS L.P., as Guarantor

By: KNR Resource Investors GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

KNR RESOURCE HOLDINGS GP I LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

KNR RESOURCE HOLDINGS I L.P., as Guarantor

By: KNR Resource Holdings GP I LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

NEWARK C-I HOLDING L.P., as Guarantor

By: Javelin EFA GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Authorized Person

[Signature page to Second Supplemental Indenture]

NEWARK ACQUISITION GP I LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

NEWARK ACQUISITION I L.P., as Guarantor

By: Newark Acquisition GP I LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

JAVELIN EF GP LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EF L.P., as Guarantor

By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN PALO VERDE GP LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature page to Second Supplemental Indenture]

JAVELIN PALO VERDE L.P., as Guarantor

By: Javelin Palo Verde GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN PALO VERDE AGGREGATOR L.P., as Guarantor

By: Javelin EFA GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EFA GP LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EF AGGREGATOR L.P., as Guarantor

By: Javelin EFA GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN OIL & GAS LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature page to Second Supplemental Indenture]

JAVELIN EFA HOLDINGS LLC, as Guarantor

By: Javelin Oil & Gas LLC, its sole member

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN MARKETING, LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

SPRINGFIELD GS HOLDINGS LLC, as Guarantor

By: Javelin EF L.P., its sole member

By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

VINE ROYALTY GP LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: President

[Signature page to Second Supplemental Indenture]

VINE ROYALTY L.P., as Guarantor

By: Vine Royalty GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Authorized Person

RENEE ACQUISITION LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

RENEE HOLDING GP LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

RENEE C-I HOLDING L.P., as Guarantor

By: Renee Holding GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

BRIDGE ENERGY HOLDINGS LLC, as Guarantor

By:	/s/ Randall Breitenbach
Name: Randall Breitenbach
Title: President

[Signature page to Second Supplemental Indenture]

BRIDGE ENERGY LLC, as Guarantor

By: Bridge Energy Holdings LLC, its sole member

By:	/s/ Randall Breitenbach
Name: Randall Breitenbach
Title: President

RENEE C-I HOLDING AGENT CORP., as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Authorized Person

KNR RENEE AGENT CORP., as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Authorized Person

NEWARK HOLDING AGENT CORP., as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Authorized Person

IE L MERGER SUB LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President

[Signature page to Second Supplemental Indenture]

CONTANGO RESOURCES, LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President

CONTANGO MIDSTREAM COMPANY, LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President

CONTANGO OPERATORS, LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President

CONTARO COMPANY, LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President

CONTANGO ALTA INVESTMENTS, LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President

CONTANGO AGENTCO ONSHORE, INC., as Guarantor

By:	/s/ Charles L. McLawhorn, III
Name: Charles L. McLawhorn, III
Title: General Counsel

[Signature page to Second Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Alejandro Hoyos
Name: Alejandro Hoyos
Title: Vice President

[Signature Page to Second Supplemental Indenture]